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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Broadview Media, Inc. (the "Company") on Form 10-KSB for the fiscal year ended March 31, 2005 as filed with the Securities and Exchange Commission (the "Report"), each of the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      Dated: June 24, 2005

                                                        /s/ Terry L. Myhre
                                                        -----------------------
                                                        Terry L. Myhre
                                                        Chief Executive Officer

                                                        /s/ H. Michael Blair
                                                        -----------------------
                                                        H. Michael Blair
                                                        Chief Financial Officer